Exhibit 10.4

LETTER AGREEMENT

August 26, 2024

Re:	Share Assignment and Lockup Release Agreement (the “Assignment Agreement”), dated August 26, 2024, by and among certain of the former members of DHC Sponsor, LLC, a Delaware limited liability company and certain other existing stockholders and affiliates of the Company listed on Exhibit A thereto (the “Sponsor Members” and each a “Sponsor Member”), the purchaser parties listed on Exhibit B thereto and (the “Purchaser Parties” and each a “Purchaser”), solely with respect to paragraphs 2, 3, 4 and 7 thereof, Brand Entertainment Network, Inc., a Delaware corporation (the “Company”).

Ladies and Gentlemen:

Defined terms not otherwise defined in this letter agreement (the “Letter Agreement”) shall have the meanings set forth in the Assignment Agreement. Pursuant to Section 6 of the Assignment Agreement and in satisfaction of a condition of the Company’s obligations under the Assignment Agreement, the undersigned irrevocably agrees with the Company that, from the date hereof, until the earliest of (A) March 14, 2025 and (B) the date on which the Company completes a liquidation, merger, share exchange or other similar transaction that results in all of the Company’s shareholders having the right to exchange their shares of Common Stock, par value $0.0001 (“Common Stock”), of the Company, for cash, securities or other property (the “Lock-up Period”), the Sponsor Members agree that they shall not (a) sell, offer to sell, contract or enter into an agreement to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or enter into an agreement to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder with respect to, any security, (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (c) publicly announce any intention to effect any transaction specified in clause (a) or (b) (each of the foregoing a “Transfer”), any Common Stock of the Company or Common Stock of the Company underlying any convertible securities or securities exercisable for Common Stock of the Company (the “Restricted Securities”) held by such Sponsor Member on the date hereof, in an amount representing more than 25% of the average daily trading volume of Common Stock on the date of the Transfer as reported by Bloomberg, LP.

Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Letter Agreement must be in writing and shall be given in accordance with the terms of the Assignment Agreement.

This Letter Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations, letters and understandings relating to the subject matter hereof and are fully binding on the parties hereto.

This Letter Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. This Letter Agreement may be executed and accepted by facsimile or PDF signature and any such signature shall be of the same force and effect as an original signature.

The undersigned acknowledges that the execution, delivery and performance of this Letter Agreement is a material inducement to the Company to complete the transactions contemplated by the Assignment Agreement and the Company shall be entitled to specific performance of the undersigned’s obligations hereunder. The undersigned hereby represents that the undersigned has the power and authority to execute, deliver and perform this Letter Agreement, that the undersigned has received adequate consideration therefor and that the undersigned will indirectly benefit from the closing of the transactions contemplated by the Assignment Agreement.

This Letter Agreement shall be binding on successors and assigns of the undersigned with respect to the Restricted Securities and any such successor, assign or transferee of the Restricted Securities shall become a party to this Letter Agreement by executing and delivering a joinder agreement, in a form reasonably acceptable to the Company, for the benefit of the Company whereupon such successor, assign or transferee will be treated as a party for all purposes of this Letter Agreement. This Letter Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

This Letter Agreement may not be amended or modified except in writing signed by each of the parties hereto.

All questions concerning the construction, validity, enforcement and interpretation of this Letter Agreement shall be governed by the applicable provisions of the Assignment Agreement.

Each party hereto acknowledges that, in view of the uniqueness of the transactions contemplated by this Letter Agreement, the other party or parties hereto may not have an adequate remedy at law for money damages in the event that this Letter Agreement has not been performed in accordance with its terms, and therefore agrees that such other party or parties shall be entitled to seek specific enforcement of the terms hereof in addition to any other remedy it may seek, at law or in equity.

[SIGNATURE PAGE FOLLOWS]

2

This Letter Agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

Name:

Address:

Acknowledged and Agreed:

BRAND ENGAGEMENT NETWORK INC.,
a Delaware corporation

By:
Name:	Paul Chang
Title:	Chief Executive Officer

3